INVENTORY	3 Months Ended
Mar. 31, 2024
Inventory Disclosure [Abstract]
INVENTORY	INVENTORY
Inventories are valued at the lower of cost or net realizable value. Costs related to fresh produce are determined on the first-in, first-out basis. Specific identification and average cost methods are also used, primarily for certain packing materials and operating supplies. In the normal course of business, the Company incurs certain crop growing costs such as land preparation, planting, fertilization, grafting, pruning and irrigation. Based on the nature of these costs and type of crop production, these costs may be capitalized into inventory. Generally, all recurring direct and indirect costs of growing crops for fresh produce other than bananas and pineapples are capitalized into inventory. These costs are recognized into cost of sales during each harvest period.
Details of inventory, net of allowances, in the condensed consolidated balance sheets as of March 31, 2024 and December 31, 2023 were as follows:

	March 31, 2024	December 31, 2023

	(U.S. Dollars in thousands)
Finished products	$270,037	$233,092
Raw materials and work in progress	75,594	70,035
Crop growing costs	22,322	29,016
Agricultural and other operating supplies	41,529	46,449
Inventories, net of allowances	$409,482	$378,592
Due to the nature of the Company’s inventory, allowances for excess production and obsolescence have not historically been significant.